EXHIBIT 10.3

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the “Agreement”) is effective as of September 30, 2011 (the “Effective Date”) by and between (i) CoConnect, Inc., a Nevada corporation (the “Company”) and RVCA Partners, LLC, a limited liability company (“RVCA”).  The Company and RVCA may be individually referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, as of the Effective Date, the Assignor maintains ownership of the following assets in the Company: (i) a promissory note in the principal amount of $28,166, issued to the Assignor by the Company on August 15, 2009, with a current outstanding balance, including all principal and interest, of $36,439.91 (the “$28k A1 Note”); (ii) a promissory note in the principal amount of $28,166, issued to the Assignor by the Company on August 15, 2009, with a current outstanding balance, including all principal and interest, of $36,439.91 (the “$28k A2 Note”); and (iii) a total of 178,750 shares of the Company’s common stock (the “Company Shares”). The $28k A1 Note, $28k A2 Note and Company Shares are collectively referred to hereinafter as the “CCON Assets”.

WHEREAS, pursuant to an assignment agreement dated as of the Effective Date, RVCA maintains a liability to the Company in the total amount of $70,000 (the “CCON Liability” and collectively with the CCON Assets, represent all monies and claims owed to RVCA as of the Effective Date, and shall be referred to hereinafter as the “Claims”).

WHEREAS, the Company is currently a “shell company” as such term is defined in Rule 144 (i)(1) promulgated under the Securities Act of 1933 (the “1933 Act”), is financially unable to repay its current debts and liabilities, and such factors have hindered the Company’s opportunities to attract a more substantial operating company and engage in a merger or business combination of some kind or  acquire assets or shares of an entity actively engaged in business which generates revenues.

WHEREAS, the Parties wish to enter into this Agreement and fully settle and forever resolve the Claims the Parties have against each other as outlined above.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed as follows:

AGREEMENT

1.

Settlement and Release of Claims.   Upon execution of this Agreement and delivery of the Settlement Shares (as defined below), in consideration of the terms and conditions of this Agreement: (i) RVCA hereby agrees to cancel and forever terminate the $28k A1 Note and $28k A2 Note; and (ii) the Company hereby agrees to cancel and forever terminate the CCON Liability. The Parties hereby agree and acknowledge the settlement of Claims as outlined herein shall in no way affect the ownership interest in the Company Shares; such Company Shares shall remain in the name of RVCA Partners, LLC following this Agreement. The Parties hereby further agree to release, acquit and forever discharge each other and each, every and all of their current and past officers, directors, shareholder, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigned, of and from any and all claims, damages, causes of action, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which each Party may now have or may hereafter have or claim to have against another Party with respect to the Claims.

2.

Consideration.   As consideration for the release of the Claims, the Company shall issue RVCA Six Hundred Eighty Two Thousand One Hundred Seventy Two (682,172) shares of the Company’s common stock (the “Settlement Shares”). The issuance of the Settlement Shares shall represent the complete and final settlement of the Claims the Parties have against each other.

3.

Waiver of Section 1542.     In signing this Agreement, the Parties have been advised of, understand and knowingly waives their rights under California Civil Code Section 1542 which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

4.

No Further Claims.     The Parties covenant and agree never to commence against the other Party, any legal action or proceeding based in whole or in part upon the Claims, demands, allegations, and/or injuries released in this Agreement.

5.

No Admission.    This Agreement shall not be considered as an admission of liability by either Party and by entering into this Agreement, neither Party has admitted the validity of any Claims herein released.

6.

Information on the Company.   RVCA has been furnished with or has had access at the EDGAR Website of the United States Securities and Exchange Commission (the “SEC”) to the Company's periodic and annual reports filed with the SEC.  In addition, RVCA has received from the Company such other information concerning its operations, financial condition and other matters as RVCA has requested and considered all factors RVCA deems material in deciding on the advisability of receiving the Settlement Shares.

7.

Information on RVCA.  RVCA is, and will be at the time issuance of the Settlement Shares an "accredited investor", as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable RVCA to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed issuance, which represents a speculative investment.  RVCA is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding RVCA is accurate.

8.

Issuance of Securities.  Upon execution of this Agreement, RVCA will be issued the Settlement Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

9.

Compliance with Securities Act.  RVCA understands and agrees that the Settlement Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of RVCA contained herein), and that such Settlement Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

10.

Shares Legend.  The Settlement Shares issued shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

11.

Communication of Offer.  The offer to settle the Claims and issue the Settlement Shares was directly communicated to RVCA by the Company.  At no time was RVCA presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

12.

Confidentiality Agreement and Additional Covenants.   Other than where required by law, at all times after the execution of this Agreement, the Parties hereto agree to not disclose to any other person any of the terms of said Agreement. The Parties further agree they will not at any time send material non-public information to any other Party. In the event any material non-public is delivered to RVCA or it beneficiaries, the Company shall file all necessary public disclosures, including filing a Form 8-K with the SEC, within one day of such disclosure.

13.

Piggyback Registration Rights.  If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than RVCA) any of its stock or other securities in connection with the public offering of such securities solely for cash (other than a registration on Forms S-8, S-14 or S-15 or any similar or successor form thereto or, a registration on any form which is inappropriate for or which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Settlement Shares), the Company shall, at such time, promptly give RVCA written notice of such registration.  Upon the written request of RVCA given within 10 days after receipt of such notice by RVCA, the Company shall cause to be registered the Settlement Shares issued herein that RVCA has requested to be registered.

14.

Miscellaneous.

a.

Necessary Acts.  Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

________ RVCA

_______Company

b.

Entire Agreement; Modifications; Waiver.  This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter contained in it. This Agreement supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties.  No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all the Parties.  No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the Party making the waiver.

c.

Dispute Resolution.   The subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to its choice of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.  EACH PARTY HERETO AGREES TO SUBMIT TO THE PERSONAL JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN THE NORTH COUNTY OF SAN DIEGO, CALIFORNIA FOR RESOLUTION OF ALL DISPUTES ARISING OUT OF, IN CONNECTION WITH, OR BY REASON OF THE INTERPRETATION, CONSTRUCTION, AND ENFORCEMENT OF THIS AGREEMENT, AND HEREBY WAIVES THE CLAIM OR DEFENSE THEREIN THAT SUCH COURTS CONSTITUTE AN INCONVENIENT FORUM.  AS A MATERIAL INDUCEMENT FOR THIS AGREEMENT, EACH PARTY SPECIFICALLY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY ISSUES SO TRIABLE.

d.

Attorney’s Fees.   Should any Party hereto employ an attorney for the purpose of enforcing or constituting this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other Party or Parties thereto reimbursement for all reasonable attorneys’ fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The “prevailing party” means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

e.

No Oral Change; Waiver.  This Agreement may only be changed, modified, or amended in writing by the mutual consent of the Parties hereto.  The provisions of this Agreement may only be waived in or by writing signed by the Party against whom enforcement of any waiver is sought.

f.

Severability.  If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect.  If any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If any compensation provision is deemed unenforceable or illegal, then in the case of the delivery of common stock to RVCA, RVCA shall be entitled to receive a cash benefit equal to the value of the common stock that would have been tendered had such a provision not been illegal or unenforceable.

g.

Execution of the Agreement.  The Company, the party executing this Agreement on behalf of the Company, and RVCA, have the requisite corporate power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder. All corporate proceedings have been taken and all corporate authorizations and approvals have been secured which are necessary to authorize the execution, delivery and performance by the Company and RVCA of this Agreement.  This Agreement has been duly and validly executed and delivered by the Company and RVCA and constitutes a valid and binding obligation, enforceable in accordance with the respective terms herein.  Upon delivery of this Agreement, this Agreement, and the other agreements and exhibits referred to herein, will constitute the valid and binding obligations of Company, and will be enforceable in accordance with their respective terms.

h.

Joint Drafting and Exclusive Agreement.  This Agreement is the only Agreement executed by and between the Parties related to the Claims described herein.  There are no additional oral agreements or other understandings related to the Claims described herein.  This Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any one Party shall be made solely by virtue of such Party allegedly having been the draftsperson of this Agreement.  The Parties have each conducted sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Agreement.  The Parties expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other Party, in any way relating to the subject matter of this Agreement.

i.

Conflicts of Interest.  The Parties shall exercise their best efforts to the other Party aware of any conflicts of interest that exist between such Party, including any other business of entity that such Party beneficially owns or controls, and any interest of the other Party.  Disclosure of such conflicts of interest may be made in writing or through oral communication.  Acknowledgement of such conflicts of interest and waiver of any cause of action against a Party related to a conflict of interest may be made in writing or through oral communication.

________ RVCA

_______Company

j.

Acknowledgments and Assent.  The Parties acknowledge that they have been given at least ten (10) days to consider this Agreement and that they were advised to consult with an independent attorney prior to signing this Agreement and that they have in fact consulted with counsel of their own choosing prior to executing this Agreement.  The Parties may revoke this Agreement for a period of three (3) calendar days after signing this Agreement, and the Agreement shall not be effective or enforceable until the expiration of this three (3) day revocation period.  The Parties agree that they have read this Agreement and understand the content herein, and freely and voluntarily assent to all of the terms herein.

***SIGNATURE PAGE FOLLOWS***

________ RVCA

_______Company

SIGNATURE PAGE

IN WITNESS WHEREOF the Parties have executed this Agreement effective as of the day and year first above written.

COMPANY CoConnect, Inc.	RVCA RVCA Partners, LLC
/s/ Brad M. Bingham	___________________________________
By: Brad M. Bingham, Esq.	By:
Its: Interim Chief Executive Officer	Its: Managing Member

A FACSIMILE COPY OF THIS AGREEMENT SHALL HAVE THE SAME LEGAL EFFECT AS AN ORIGINAL OF THE SAME

________ RVCA

_______Company